Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

           THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 18, 2010 (this "Amendment"), is among TESCO US HOLDING LP (the "US Borrower"), TESCO CORPORATION (the "Canadian Borrower", and collectively with the US Borrower, the "Borrowers"), the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITAL

           The Borrowers, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of June 5, 2007, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of December 21, 2007 and a Second Amendment to Amended and Restated Credit Agreement dated as of March 19, 2008 (as so amended and as further amended or modified from time to time, the "Credit Agreement").  The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

           In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

  ARTICLE 1.
AMENDMENTS.

           Upon the satisfaction of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

           1.1           The following definition in Section 1.01 of the Credit Agreement is restated as follows:

           "Alternate Base Rate" means, for any day, a rate per annum equal to the  greatest  of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on  such day plus ½ of 1% or (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%.  Any change in the Alternate Base Rate due to a change  in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO  Rate shall be effective from and including the effective date of such change  in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

           1.2           Reference in Section 6.03(c)(i) of the Credit Agreement to "$10,000,000" shall be deleted and "$15,000,000" shall be substituted in place thereof.

           1.3           Section 6.15 of the Credit Agreement is restated as follows:

SECTION 6.15.  Consolidated Capital Expenditures.  The Parent will not permit Consolidated Capital Expenditures:

(a) for the Fiscal Year ending December 31, 2010 to be greater than the sum of (i) $55,000,000 plus (ii) the Net Cash Proceeds from Asset Sales for the Fiscal Year ending December 31, 2010;

(b)           for any Fiscal Quarter ending on or after March 31, 2011 but on or before December 31, 2011, determined as of the end of such Fiscal Quarter for the then most-recently ended four Fiscal Quarters, to be greater than the sum of (i) the lesser of (A) $75,000,000 or (B) 100% of Consolidated EBITDA calculated for the then most-recently ended four Fiscal Quarters, plus (ii) the Net Cash Proceeds from Asset Sales for the then most-recently ended four Fiscal Quarters; or

(c)           for any Fiscal Quarter ending thereafter, determined as of the end of such Fiscal Quarter for the then most-recently ended four Fiscal Quarters, to be greater than the sum of (i) 80% of Consolidated EBITDA calculated for the then most-recently ended four Fiscal Quarters, plus (ii) the Net Cash Proceeds from Asset Sales for the then most-recently ended four Fiscal Quarters.

ARTICLE 2.
REPRESENTATIONS.

           Each Borrower represents and warrants to the Lenders and Administrative Agent that:

           2.1           The execution, delivery and performance of this Amendment are within each Borrower's corporate, limited partnership or similar powers and have been duly authorized by all necessary corporate, limited partnership or similar action and, if required, stockholder, partnership or similar action.

           2.2           This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

           2.3           The execution, delivery and performance of this Amendment by each Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any of its material Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any of its material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its material Subsidiaries, and (d) except as required under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Parent or any of its material Subsidiaries, other than Liens permitted under Section 6.02.

           2.4           After giving effect to the amendments and waiver herein contained, the representations and warranties of each Loan Party set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties are expressly  limited to any earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date).

           2.5           After giving effect to the amendments and waiver herein contained, no Event of Default or Default shall have occurred and be continuing.

           2.6           Tesco Holding I LP, Tesco GP (CAN) LLC, Tesco LP (CAN) LLC and Tesco Holding II LP have each been dissolved effective December 31, 2009 and Tesco Services Inc., Tesco GP (US) Inc. and Tesco LP (US) Inc. have been merged into Tesco Corporation (US) effective December 31, 2009.  All existing US and Canadian Subsidiaries of the Parent and of the Borrowers are party to the Consent and Agreement attached hereto.

ARTICLE 3.
CONDITIONS PRECEDENT.

           This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

           3.1           This Amendment shall be executed by each of the Borrowers and the Required Lenders.

           3.2           The Consent and Agreement attached hereto shall be executed by each of the Guarantors.

           3.3           The Borrowers shall have paid to the Administrative Agent, for the account of each Lender that has signed this Amendment on or before 10:00 am CDT, October 18, 2010, a $10,000 amendment fee for each such Lender.

ARTICLE 4.
MISCELLANEOUS.

           4.1           References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.  Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.  This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy or electronic mail message shall be enforceable as originals.

           4.2           This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TESCO CORPORATION

By:       _/s/  Julio M. Quintana______________________
       Name:             Julio M. Quintana
       Title:             President and Chief Executive Officer

By:       _/s/ Robert L. Kayl_________________________
Name:             Robert L. Kayl
Title:             Sr. Vice President and
Chief Financial Officer

TESCO US HOLDING LP

By:       TESCO CANADA INTERNATIONAL INC.,
       its general partner

By:       _/s/ Dean Ferris____________________________
Name:             Dean Ferris
Title:             President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By       _/s/ Erin E. Robbins________________________
       Name:               Erin E. Robbins
       Title:               Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Swingline Lender and Issuing Bank to Canadian LC Obligors

By       _/s/ Steve Voigt__________________________
       Name:               Steve Voigt
       Title:               Senior Vice President

NATIXIS

By       _/s/ Carlos Quinteros________________________
       Name:               Carlos Quinteros
       Title:               Managing Director

By       _/s/ Louis P. Laville, III______________________
       Name:               Louis P. Laville, III
       Title:               Managing Director

COMERICA BANK

By       _/s/ Cyd Dillahunty________________________
       Name:               Cyd Dillahunty
       Title:               Vice President

TRUSTMARK NATIONAL BANK

By       _/s/ Jeffrey Deutsch________________________
       Name:               Jeffrey Deutsch
       Title:               Senior Vice President

THE BANK OF NOVA SCOTIA

By       _/s/ Wade Talbott________________________
       Name:               Wade Talbott
       Title:               Senior Credit Solutions Manager

BANK OF TEXAS, N.A.

By       _/s/ Marian Livingston_____________________
       Name:               Marian Livingston
       Title:               Senior Vice President

AMEGY BANK N.A.

By       _/s/ G. Scott Collins_______________________
       Name:               G. Scott Collins
       Title:               Vice President

CONSENT AND AGREEMENT

           As of the date and year first above written, each of the undersigned hereby:

           (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

           (b) acknowledges and agrees that (i) each Collateral Document to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, (ii) the obligations guaranteed or secured by each Collateral Document include, without limitation and in addition to all other obligations guaranteed or secured thereby, the Obligations that may be incurred pursuant to the increase in the Revolving Commitments implemented pursuant to the above Amendment and (iii) it has no setoff, counterclaim, defense or other claim or dispute with respect to any Collateral Document to which it is a party or any other Loan Document to which it is a party thereto;

           (c) represents and warrants to the Administrative Agent and the Lenders that: (i) the execution, delivery and performance of this Consent and Agreement are within each Guarantor's corporate, limited partnership or similar powers and have been duly authorized by all necessary corporate, limited partnership or similar action and, if required, stockholder, partnership or similar action; (ii) this Consent and Agreement has been duly executed and delivered by each Guarantor and constitutes a legal, valid and binding obligation of each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iii) the execution, delivery and performance of this Consent and Agreement by each Guarantor (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any of its material Subsidiaries or any order of any Governmental Authority, (D) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any of its material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its material Subsidiaries, and (E) except as required under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Parent or any of its material Subsidiaries, other than Liens permitted under Section 6.02.

Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.  This Consent and Agreement may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy of electronic mail message shall be enforceable as originals.

TESCO CORPORATION

By:       _/s/ Julio M. Quintana_____________________
Name:             Julio M. Quintana
Title:             President and Chief Executive Officer

By:       _/s/ Robert L. Kayl_______________________
Name:             Robert L. Kayl
Title:             Sr. Vice President and
Chief Financial Officer

TESCO US HOLDING LP

By:       TESCO CANADA INTERNATIONAL INC.,
its general partner

By:       _/s/ Dean Ferris__________________________
Name:             Dean Ferris
Title:             President

TESCO PRODUCTS LTD.

By:       _/s/ Dean Ferris__________________________
Name:             Dean Ferris
Title:             President

TESCO CANADA INTERNATIONAL INC.

By:       _/s/ Dean Ferris__________________________
Name:             Dean Ferris
Title:             President

TESCO DRILLING TECHNOLOGY INC.

By:       _/s/ Dean Ferris__________________________
Name:             Dean Ferris
Title:             President

By:       __/s/ Robert L. Kayl______________________
Name:             Robert L. Kayl
Title:             Sr. Vice President

TESCO DRILLING TECHNOLOGY LIMITED

By:       _/s/ Dean Ferris__________________________
Name:             Dean Ferris
Title:             President

TESCO SERVICES INTERNATIONAL INC.

By:       _/s/ Dean Ferris__________________________
Name:             Dean Ferris
Title:             President

TESCO CORPORATION (US)

By:       _/s/ Robert L. Kayl_______________________
Name:             Robert L. Kayl
Title:             Sr. Vice President, Finance

TESCO OFFSHORE SERVICES INC.

By:       _/s/ Robert L. Kayl_______________________
Name:             Robert L. Kayl
Title:             Sr. Vice President, Finance